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                                                                   EXHIBIT 10.34

                                     C O P Y

                                      2004

                            ON THE 13TH. DAY OF JULY

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                                      SALE

                                BY THE COMPANIES

                            "SUMMIT TEXTILES LIMITED"

                                       AND

                            "NOVEL TEXTILES LIMITED"

                                 TO THE COMPANY

                            "DENIM DE L'ILE LIMITED"

                                                       3,603,411 USD

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      BEFORE Mr. MARIE JOSEPH JEAN PIERRE MONTOCCHIO, Notary, of 4th Floor,
Labama House, 35, Sir William Newton Street, Port-Louis, Mauritius undersigned.-

                         PERSONALLY CAME AND APPEARED:-

      Mr. TSE FUNG VINCENT CHAN, born on the twenty ninth day of October one thousand nine hundred and sixty eight in Hong Kong, Republic of China, a Company Director, residing at Pointe aux Canonniers, Appartement Complexe Ravinal.

            Mr. TSE FUNG VINCENT CHAN whose photograph is hereto affixed is the holder of a Passport delivered by Hong Kong Special Administrative Region, Peoples Republic of China on the nineteenth day of June two thousand and three bearing No. HA 9010728.

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Hereacting for, on behalf and as the duly authorised representative of the company existing in this Island under the name of "SUMMIT TEXTILES LIMITED", constituted originally under the name of "ORIENTAL PACIFIC MILLS (MAURITIUS) LTD" as per a deed drawn up by Mr. Redmond Hart de Keating, on the thirteenth day of June one thousand nine hundred and seventy three, registered in Reg: B 117 No. 1037, duly incorporated conformably to law.

      The said Mr. TSE FUNG VINCENT CHAN vested with the necessary powers for these presents in virtue of a decision of the Board of Directors of the said Company taken at a meeting held on the twenty fifth day of June two thousand and four as evidenced by a duly certified extract of the minutes of proceedings of the said meeting which remains hereto annexed after due mention being made by the undersigned notary.

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                        IT BEING HERE OBSERVED that the shareholders of "SUMMIT
                        TEXTILES LIMITED" have - by virtue of a Special Resolution passed at a Special Meeting held on the twenty fifth day of June two thousand and four as evidenced by a duly certified extract of the minutes of proceedings of the said meeting which remains hereto annexed after due mention being made by the undersigned notary - approved, conformably to the provisions of
                        Section 130 (1) (a) of the Companies Act 2001, the present sale.

                  IT BEING HERE FURTHER OBSERVED that "SUMMIT TEXTILES LIMITED" has received the necessary authorisation for the purpose of the present sale from the Prime Minister in virtue of a Certificate issued on the twelfth day of July two thousand and four by the latter which photocopy remains hereto attached after due mention by the undersigned notary.-

      And Mr. ALFRED JOSEPH GERARD ROBERT ALAIN REY, of age, born on the twenty eighth day of September one thousand nine hundred and fifty nine, Act of Birth bearing No. 1492 of 1959 - Plaines Wilhems, Chartered Accountant, residing at Floreal, Avenue Queen Mary.

            Hereacting for, on behalf and as the duly authorised representative of the company existing in this Island under the name of "NOVEL TEXTILES LIMITED" constituted originally under the name of "UNION TEXTILES LTD" as per a deed drawn up by Mr. Edward Redmond Hart de Keating,

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            on the thirtieth day of April one thousand nine hundred and eighty seven, registered in Reg: B 131 No. 3748, duly incorporated conformably to law.

                  The said Mr. REY vested with the necessary powers for these presents in virtue of a decision of the Board of Directors of the said Company taken at a meeting held on the eleventh day of June two thousand and four as evidenced by a duly certified extract of the minutes of proceedings of the said meeting which remains hereto annexed after due mention being made by the undersigned notary.

                        IT BEING HERE OBSERVED that the shareholders of "NOVEL TEXTILES LIMITED" have - by virtue of a Special Resolution passed at a Special Meeting held on the eleventh day of June two thousand and four as evidenced by a duly certified extract of the minutes of proceedings of the said meeting which remains hereto annexed after due mention being made by the undersigned notary - approved, conformably to the provisions of
                        Section 130 (1) (a) of the Companies Act 2001, the present sale.

                  IT BEING HERE FURTHER OBSERVED that "NOVEL TEXTILES LIMITED" has received the necessary authorisation for the purpose of the present sale from the Prime Minister in virtue of a Certificate issued on the twelfth day of July two thousand and four by the latter; a copy of which remains hereto attached after due mention by the undersigned notary.-

                               (HEREINAFTER called collectively "The Vendors").-

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      WHO the said appearers in their aforesaid respective capacities do, by these presents, sell, make over, transfer and assign under all legal guarantees and subject to all legal covenants,

      To the Private Company existing in this Island under the name of "DENIM DE L'ILE LIMITED" duly incorporated conformably to law on the fourteenth day of May two thousand and four as evidenced by a Certificate of Incorporation issued by the Registrar of Companies on the seventeenth day of May two thousand and four.

      WHICH IS FOR AND ON BEHALF OF THE SAID COMPANY ACCEPTED BY:-

      Mr. IAN MAURICE ESPITALIER NOEL, of age, born on the twenty eighth day of February one thousand nine hundred and sixty, Act of Birth bearing No. 661 of 1960 - Plaines Wilhems, Company Director, residing at Allee Beaux Manguiers, Grand Bay.

      And Mr. ROLAND STAUB, of age, born on the twentieth day of May one thousand nine hundred and forty six, Act of Birth bearing No. 905 of 1946 - Plaines Wilhems, Company Director, residing at Tamarin, La Mivoie.

            Hereacting as the duly authorised representatives of the said Company.-

                  IT BEING HERE OBSERVED that the shareholder of "DENIM DE L'ILE LIMITED" has - by virtue of a Special Resolution dated the seventh day of June two thousand and four as evidenced by a duly certified copy of same which remains hereto annexed after due mention being made by the undersigned notary - approved,

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                  conformably to the provisions of Section 130 (1) (a) of the
                  Companies Act 2001, the present purchase.

                        (Hereinafter called "The Purchasing Company".)

            IT BEING HERE FURTHER OBSERVED that the Purchasing Company has obtained the necessary authorisation under the "Non-Citizen (Property Restriction) Act" for the purpose of the present acquisition in virtue of a Certificate issued on the ninth day of July two thousand and four and amended by another certificate issued on the thirteenth day of July two thousand and four by the Prime Minister, photocopies of which remain hereto attached after due mention by the undersigned notary.

      A. THE COMPANY "SUMMIT TEXTILES LIMITED" PERSONALLY:-

      A portion of land situate in the district of Riviere du Rempart, place called "Ile d'Ambre" of an extent of TEN ACRES AND FORTY THREE PERCHES, or FORTY FOUR THOUSAND TWENTY THREE DECIMAL SIXTY SEVEN SQUARE METRES, and bounded by a report of survey drawn up by Mr. E. Adolphe, late Sworn Land Surveyor, on the seventeenth day of May one thousand nine hundred and seventy four, duly registered as follows:-

      "Du premier cote, par la route publique de Poudre d'Or a Riviere du Rempart, "relevee au moyen de deux lignes d'operations mesurant respectivement soixante quinze "pieds et neuf cent trente pieds.

      "Des second, troisieme et quatrieme cotes, par des chemins communs sur quatre "longueurs respectives de quatre cent vingt pieds, huit cent quatre vingts pieds, cent "quarante deux pieds et cinq cent soixante treize pieds.

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      "La mesure employee est le pied francais."

      AND B. THE COMPANY "NOVEL TEXTILES LIMITED" PERSONALLY:-

      All buildings, constructions or erections generally whatsoever existing on the portion of land above described and used for industrial purposes together with the office equipment, fittings and furniture, water, electrical and drainage installations and generally all that may be part and parcel thereof.

      For the Purchasing Company to enjoy the same and dispose thereof in full and absolute ownership by means of these presents and as from to-day.

                             STATEMENT OF OWNERSHIP

      A. By a deed passed by and before Mr. Pierre Avrillon, Notary Public of Port Louis, on the twenty third and twenty seventh day of June one thousand nine hundred and seventy seven, registered in Reg: C 281 No. 5191 and transcribed in
Vol: 1372 No. 129, the Company "SUMMIT TEXTILES LIMITED" has purchased from Mr. Rajman Prayag, also called Rajmun Prayag, and others, among other assets, the portion of land above described and presently sold.

      Such purchase took place for and in consideration of the price of FOUR HUNDRED AND TWENTY FOUR THOUSAND RUPEES which has been fully settled, that deed bearing acquittance thereof.

            In the said deed, it has been stipulated what is hereinafter literally transcribed:-

            "Il demeure expressement convenu entre parties comme conditions essentielles de la presente vente que la Compagnie acquereure aura a titre de servitude perpetuelle:-

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            (a) Le droit de puisage tant a la riviere ci-dessus enoncee a la description de la seconde portion de terrain que tout au long de ladite riviere en Amont jusqu'au petit "pumping station" de Mr. PRAYAG pour un gallonnage ne devant pas exceder deux cent mille gallons par jour.

            (b) Le droit de forage sur les dites portions de terrain dans le but d'atteindre et de se servir de toute nappe d'eau souterraine.

            (c) Le droit de deverser dans la riviere conduisant a la mer tous les residus resultant des industries qu'elle compte implanter sur les dites portions de terrain".

                  IT IS HERE EXPRESSLY AGREED THAT, TO THE EXTENT PERMITTED BY LAW, THE ABOVEMENTIONNED WATER RIGHTS SHALL BE EXCLUDED FROM THE PRESENT SALE, WHICH IS EXPRESSLY ACKNOWLEDGED AND ACCEPTED BY THE REPRESENTATIVE OF THE PURCHASING COMPANY.

            To ascertain the series of the previous owners of the said portion of land, the parties agree to refer to the deed of purchase abovementioned.

      B. The Company "NOVEL TEXTILES LIMITED" is the owner of all the buildings and constructions existing on the portion of land presently sold for having built the same out of its own funds.

                                      PRICE

      The present sale is made subject to the ordinary legal charges and besides for and in consideration of a price of THREE MILLION SIX HUNDRED AND THREE THOUSAND FOUR HUNDRED AND ELEVEN US DOLLARS (3,603,411 USD) (i.e. in the proportion of FOUR HUNDRED AND TWENTY FOUR THOUSAND US Dollars for the portion of land above described and accruing to the Company "SUMMIT

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TEXTILES LIMITED" and THREE MILLION ONE HUNDRED AND SEVENTY NINE THOUSAND FOUR
HUNDRED AND ELEVEN US Dollars for the buildings above described and accruing to the Company "NOVEL TEXTILES LIMITED") which the appearers in their aforesaid respective capacities hereby acknowledge having received this day from the representatives of the Purchasing Company.

                                                         WHEREOF DUE ACQUITTANCE

            The parties in their respective aforesaid capacities hereby declare and acknowledge that they have been informed by the undersigned notary of the provisions of Section 41 of the Registration Duty Act and that the above sale price represents the actual and real value of the property hereby sold.

                            ENCUMBRANCES ON PROPERTY

      The representatives of the Vendors in their aforesaid respective capacities hereby declare that the assets and properties presently sold are neither leased, nor under seizure nor subject to any privilege and are free from any mortgage inscription but are burdened with the following inscriptions, viz:-

      A. In so far as the Company "SUMMIT TEXTILES LIMITED" is concerned:-

      (i) A floating charge inscribed on the fourth day of July two thousand and one in Vol: CH 2643 No. 36 in renewal of the inscription taken on the twenty second day of July one thousand nine hundred and ninety one in Vol: CH 487 No. 77 itself in renewal of the inscription taken on the thirteenth day of September one thousand nine hundred and seventy seven in Vol: IFC 66 No. 57 as guarantee for a sum of FIVE MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited;

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      ii) A fixed charge inscribed on the twenty fourth day of December one thousand nine hundred and ninety nine in Vol: CH 2279 No. 51 in renewal of the inscription taken on the ninth day of April one thousand nine hundred and eighty two in Vol: IFC 191 No. 54 as guarantee for a sum of SEVEN MILLIONS FIVE HUNDRED THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

      (iii) A floating charge inscribed on the nineteenth day of June two thousand and two in Vol: CH 2876 No. 16 in renewal of the inscription taken on the seventeenth day of June one thousand nine hundred and ninety two in Vol: CH 618 No. 68 itself in renewal of the inscription taken on the second day of July one thousand nine hundred and eighty two in Vol: IFC 201 No. 86 as guarantee for a sum of TWELVE MILLIONS RUPEES in favour of Barclays Bank PLC and The Mauritius Commercial Bank Limited;

      (iv) A floating charge inscribed on the fourth day of July two thousand and one in Vol: CH 2643 No. 37 in renewal of the inscription taken on the twenty second day of July one thousand nine hundred and ninety one in Vol: CH 487 No. 78 itself in renewal of the inscription taken on the twenty fourth day of February one thousand nine hundred and seventy eight in Vol: IFC 74 No. 32 as guarantee for a sum of TWO MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited;

      (v) A floating charge inscribed on the twenty eighth day of December one thousand nine hundred and ninety five in Vol: CH 1328 No. 41 in renewal of the inscription taken on the twenty fourth day of January one thousand nine hundred and eighty six in Vol: CH 91 No. 133 as guarantee for a sum of NINE MILLION FIVE HUNDRED THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited; and

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      (vi) A floating charge inscribed on the tenth day of December one thousand nine hundred and ninety nine in Vol: CH 2269 No. 37 in renewal of the inscription taken on the thirteenth day of December one thousand nine hundred and eighty nine in Vol: CH 340 No. 105 as guarantee for a sum of FORTY FIVE MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited.

            As regards those charges, it is hereby observed that the two charge holders, namely BARCLAYS BANK PLC and THE MAURITIUS COMMERCIAL BANK LIMITED have given their authorisation to the present sale in conformity with the provisions of Article 2202-30 of the Mauritian Civil Code and have agreed to erase all the charges abovementioned once the said sale price would have been paid in full as evidenced by two letters both dated seventh day of July two thousand and four respectively which are hereto annexed.

      B. And in so far as the Company "NOVEL TEXTILES LIMITED" is concerned:-

      i) A floating charge inscribed on the eighth day of July one thousand nine hundred and ninety eight in Vol: CH 1903 No. 5 in renewal of the inscription taken on the twelfth day of July one thousand nine hundred and eighty eight in
Vol: CH 247 No. 140 as guarantee for a sum of SIXTEEN MILLIONS SEVEN HUNDRED AND FIFTY THOUSAND RUPEES in favour of "Banque Nationale de Paris Intercontinentale", in whose rights now stands Barclays Bank PLC;

      ii) A floating charge inscribed on the fifth day of June one thousand nine hundred and ninety eight in Vol: CH 1874 No. 12 in renewal of the inscription taken on the twelfth day of July one thousand nine hundred and eighty eight in
Vol: CH 247 No. 141

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as guarantee for a sum of SIXTEEN MILLIONS SEVEN HUNDRED AND FIFTY THOUSAND
RUPEES in favour of The Mauritius Commercial Bank Limited;

      iii) A fixed charge inscribed on the ninth day of June one thousand nine hundred and eighty nine in Vol: CH 308 No. 34 as guarantee for a sum of FOURTEEN MILLIONS RUPEES in favour of The Mauritius Commercial Bank Finance Corporation Limited in whose rights now stands The Mauritius Commercial Bank Limited;

      iv) A floating charge inscribed on the ninth day of February two thousand in Vol: CH 2302 No. 27 in renewal of the inscription taken on the nineteenth day of February one thousand nine hundred and ninety in Vol: CH 349 No. 102 as guarantee for a sum of THIRTY THREE MILLIONS TWO HUNDRED AND FIFTY THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

      v) A floating charge inscribed on the fourteenth day of April two thousand in Vol: CH 2342 No. 45 in renewal of the inscription taken on the tenth day of April one thousand nine hundred and ninety in Vol: CH 359 No. 53 as guarantee for a sum of THIRTY TWO MILLIONS FIVE HUNDRED THOUSAND RUPEES in favour of "Banque Nationale de Paris Intercontinentale", in whose rights now stands Barclays Bank PLC;

      vi) A floating charge inscribed on the fourteenth day of June one thousand nine hundred and ninety four in Vol: CH 1003 No. 12 as guarantee for a sum of THIRTY SEVEN MILLION FIVE HUNDRED THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

      vii) A fixed and floating charge inscribed on the fourteenth day of November one thousand nine hundred and ninety four in Vol: CH 1095 No. 1 as guarantee for a sum of EIGHTY SEVEN MILLIONS SEVEN HUNDRED AND SIXTY THOUSAND RUPEES

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in favour of "Banque Nationale de Paris Intercontinentale", in whose rights now stands Barclays Bank PLC;

      viii) A floating charge inscribed on the twenty first day of July one thousand nine hundred and ninety five in Vol: CH 1231 No. 30 as guarantee for a sum of FORTY TWO MILLIONS FIVE HUNDRED THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

      ix) A floating charge inscribed on the thirteenth day of June one thousand nine hundred and ninety six in Vol: CH 1413 No. 9 as guarantee for a sum of FIFTY MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited;

      x) A floating charge inscribed on the thirtieth day of August one thousand nine hundred and ninety six in Vol: CH 1454 No. 19 as guarantee for a sum of TWENTY FIVE MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited;

      xi) A floating charge inscribed on the sixteenth day of July two thousand and one in Vol: CH 2654 No. 54 as guarantee for a sum of TWENTY THREE MILLIONS SEVEN HUNDRED AND FIFTY THOUSAND RUPEES in favour of "Banque Nationale de Paris Intercontinentale", in whose rights now stands Barclays Bank PLC;

      xii) A floating charge inscribed on the twenty seventh day of September two thousand and one in Vol: CH 2702 No. 41 as guarantee for a sum of FIFTY MILLIONS RUPEES in favour of "Banque Nationale de Paris Intercontinentale", in whose rights now stands Barclays Bank PLC; and

      xiii) A floating charge inscribed on the twenty sixth day of September two thousand and one in Vol: CH 2701 No. 54 as guarantee for a sum of ONE HUNDRED MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited.

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            As regards those charges, it is hereby observed that the two charge holders, namely BARCLAYS BANK PLC and THE MAURITIUS COMMERCIAL BANK LIMITED have given their authorisation to the present sale in conformity with the provisions of Article 2202-30 of the Mauritian Civil Code and have agreed to erase all the charges abovementioned once the said sale price would have been paid in full as evidenced by two letters both dated seventh day of July two thousand and four respectively which are hereto annexed.

      The appearers in their aforesaid respective capacities hereby declare again, viz:-

      1 degrees. That the properties presently sold are situated within five hundred metres but at more than eighty one decimal twenty one metres from the high water mark of the sea and are not liable to Sewerage Tax as evidenced by a certificate delivered by the Wastewater Management Authority on the first day of July two thousand and four bearing Reference No. RDR/120 and which is hereto annexed.

      2 degrees. That the said assets presently sold are occupied by the Purchasing Company.

                                                  WHEREOF THIS DEED IS WITNESS:-

      For the execution of these presents, legal domicile is elected for each of the contracting parties, viz:-

      For The Vendors at their Registered offices situate at Royal Road, Ile D'Ambre, Riviere du Rempart as regards "Summit Textiles Limited" and 5, Renganaden Seeneevassen Street, Port Louis, as regards "Novel Textiles Limited".

      And for The Purchasing Company at its registered office situate at 5TH. FLOOR, TM BUILDING , POPE HENESSY STREET, PORT LOUIS

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      Done and Made in Minute at Port-Louis, Mauritius in the Office of the
undersigned Notary.

      IN THE YEAR OF OUR LORD TWO THOUSAND AND FOUR.

      On the thirteenth day of July.

      And after the reading thereof, the parties in their aforesaid respective capacities have signed. (s) T.F.Vincent Chan, Alain Rey, I.M.E.Noel and Roland Staub.

                  The undersigned Notary hereby declares that he has fulfilled all the formalities prescribed by Sections 34 (1) paragraphs
                  (a) to (e) of "The Notaries' Act" and he has signed these presents.- (s) J.P. Montocchio.

                                             *************

                        Registered & Transcribed at Mauritius on the twentieth day of July two thousand and four in Vol.5568 No.5.-

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                                                               A TRUE COPY